 EXHIBIT 99
 CHRYSLER FINANCIAL                             DISTRIBUTION DATE:       9/6/01
 DAIMLERCHRYSLER AUTO TRUST 2001-B
 MONTHLY SERVICER'S CERTIFICATE (HI)                                PAGE 1 OF 2
-------------------------------------------------------------------------------


       Payment Determination Statement Number                                        3.00
       Distribution Date                                                           9/6/01



       DATES COVERED                                              FROM AND INCLUDING                   TO AND INCLUDING
      ---------------                                             -------------------                  ----------------
            Collections Period                                                     8/1/01                             8/31/01
            Accrual Period                                                         8/6/01                              9/5/01
            30/360 Days                                                                30
            Actual/360 Days                                                            31


                                                                       NUMBER OF
       COLLATERAL POOL BALANCE DATA                                    ACCOUNTS                            $ AMOUNT
       ----------------------------                                    --------                            --------

       Pool Balance - Beginning of Period                                          95,270                    1,872,941,677.43
       Collections of Installment Principal                                                                     33,534,459.53
       Collections Attributable to Full Payoffs                                                                 13,067,188.49
       Principal Amount of Repurchases                                                                                      -
       Principal Amount of Gross Losses                                                 -                        1,038,853.53
                                                                                                  ----------------------------

       Pool Balance - End of Period                                                94,400                    1,825,301,175.88
                                                                                                  ============================



       POOL STATISTICS                                                                                   END OF PERIOD
       ---------------                                                                            ----------------------------

       Initial Pool Balance (Pool Balance at the Purchase Date)                                              1,977,003,341.04
       Pool Factor (Pool Balance as a Percent of Initial Pool Balance)                                                   0.92

       Ending O/C Amount                                                                                       124,060,975.25
       Coverage Ratio (Ending Pool Balance as a Percent of Ending Securities)                                            1.07

       CUMULATIVE NET LOSSES                                                    70,735.06                          394,115.54
      -----------------------
       Net Loss Ratio (3 mo. Weighted Avg.)                                                                              0.00
       Cumulative Recovery Ratio                                                                                         0.69
       60+ Days Delinquency Amount                                                                               4,121,884.43
       Delinquency Ratio (3 mo. Weighted Avg.)                                                                           0.00

       Weighted Average APR                                                                                              0.07
       Weighted Average Remaining Term (months)                                                                         53.69
       Weighted Average Seasoning (months)                                                                               4.99




 CHRYSLER FINANCIAL                         DISTRIBUTION DATE:            9/6/01

 DAIMLERCHRYSLER AUTO TRUST 2001-B
 MONTHLY SERVICER'S CERTIFICATE (HI)                                 PAGE 2 OF 2
--------------------------------------------------------------------------------

       Cash Sources
            Collections of Installment Principal            33,534,459.53
            Collections Attributable to Full Payoffs        13,067,188.49
            Principal Amount of Repurchases                             -    O/C Release             (Prospectus pg S16)
            Recoveries on Loss Accounts                        715,473.05    POOL BALANCE                      1,825,301,175.88
                                                                            --------------
            Collections of Interest                         10,310,775.31    Yield Supplement O/C Amount         (45,944,953.02)
            Investment Earnings                                126,304.03    Adjusted Pool Balance             1,779,356,222.86
            Reserve Account                                  4,649,277.50
            Total Sources                                   62,403,477.91    Total Securities                  1,701,240,200.63
                                                       -------------------                                    ------------------

                                                       ===================                                    ==================
                                                                             Adjusted O/C Amount                  78,116,022.23
       Cash Uses
            Servicer Fee                                     1,560,784.73    O/C Release Threshold                71,174,248.91
            Note Interest                                    6,566,261.86
            Reserve Fund                                     4,649,277.50    O/C Release Period?     (A1 Notes Matured) No
            O/C Release to Seller                                       -
            Note Principal                                  49,627,153.82    O/C Release                                      -
            Total Cash Uses                                 62,403,477.91
                                                       -------------------

                                                       ===================

       Administrative Payment
       TOTAL PRINCIPAL AND INTEREST SOURCES                 62,403,477.91
      --------------------------------------
       Investment Earnings in Trust Account                   (126,304.03)
       Daily Collections Remitted                          (56,613,369.77)
       Cash Reserve in Trust Account                        (4,649,277.50)
       Servicer Fee (withheld)                              (1,560,784.73)
       O/C Release to Seller                                            -
                                                       -------------------
            PAYMENT DUE TO/(FROM) TRUST ACCOUNT               (546,258.12)
                                                       ===================


                                                 Beginning                Ending              Principal
                                                  Balance                Balance               Payment
                                               ---------------------    -----------------------------------------
       NOTES & CERTIFICATES
       Class A-1  299,271,000.00  @   3.98%          190,427,354.45         140,800,200.63        49,627,153.82
       Class A-2  615,000,000.00  @   4.25%          615,000,000.00         615,000,000.00                    -
       Class A-3  480,000,000.00  @   4.85%          480,000,000.00         480,000,000.00                    -
       Class A-4  405,000,000.00  @   5.32%          405,000,000.00         405,000,000.00                    -
       Certificates                                   60,440,000.00          60,440,000.00                    -
                                               ---------------------    ----------------------------------------
           Total Securities                        1,750,867,354.45       1,701,240,200.63        49,627,153.82
                                               =====================    ========================================


                                               Principal per         Interest            Interest per
                                                 $1000 Face           Payment             $1000 Face        Original
                                              --------------------------------------------------------
       NOTES & CERTIFICATES
       Class A-1  299,271,000.00  @   3.98%          165.83                  652,636.86           2.18      299,271,000.00
       Class A-2  615,000,000.00  @   4.25%               -                2,178,125.00           3.54      615,000,000.00
       Class A-3  480,000,000.00  @   4.85%               -                1,940,000.00           4.04      480,000,000.00
       Class A-4  405,000,000.00  @   5.32%               -                1,795,500.00           4.43      405,000,000.00
       Certificates                                       -                           -                      60,440,000.00
                                                            ----------------------------               --------------------
           Total Securities                                                6,566,261.86                   1,859,711,000.00
                                                            ============================               ====================





* Class A-1 Interest is computed on an Actual/360 Basis. Days in current period
  31
  --